Investor Presentation December 2012 1 Exhibit 99.1 Generating Value on the Road to Destination XL ®

Safe Harbor
Certain information contained in this presentation, including, but not limited to, cash flows, operating margins, store counts, earnings expectations for fiscal 2012 and estimates through fiscal 2016, constitute forward-looking statements under the federal securities laws. The discussion of forward-
looking information requires management of the Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores sales and direct-to-consumer business, the failure to achieve improvement in the Company's competitive position, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand,  trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the Company's distribution facility, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the
United States and international economies. These, and other risks and uncertainties, are detailed in the
Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended January 28, 2012 filed on March 16, 2012 and other Company filings with the
Securities and Exchange Commission. Casual Male assumes no duty to update or revise its forward-
looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Who is Casual Male Retail Group?

Largest multi-channel specialty
retailer in niche men’s big and
tall (B&T) market
Offering unique blend
of wardrobe solutions
Private label & leading
apparel name brands

80%

20%

Sales

1.6M

90%

434

85%

#1

6

DXL
DESTINATION XL

SHOES | XL

LivingXL

CASUAL | MALE XL

B&T

ROCHESTER
CLOTHING

CMRG by the Numbers 4 Active customers Enrolled in loyalty program Highest rated retailer in 2011 CSI Customer Survey Retail Direct Retail Stores Brands Customer Satisfaction

Who is Our Customer?

Males with a waist size 42” and
greater (35M men in US).
Determined by physical
characteristic, not demographic.
Not dependent on age, income,
race or nationality
Seeking greater selection in size.
Values convenience, selection
and fit over price.

Attractive Big & Tall Segment
Men’s B&T market annual sales
approximately
Current CMRG market share of ~ 11%
B&T men account for
approximately 11% in U.S.
Growing at nearly twice the rate of the
regular size men’s apparel market
B&T consumers shop 50% more
for apparel on the Internet than
regular size consumers
New CMRG marketing strategy focuses
on direct sales through digital platforms
Highly fragmented market
Opportunity to take share by offering
one-stop shop solution
$3.5 - $4B

Why Invest in CMRG?
Accelerated conversion to
DXL concept creates
compelling investment
opportunity
Leader in large and growing
B&T market
Strong gross margins; Ability
to greatly improve operating
margins
Three-year $150M investment
in DXL rollout to be
funded by free cash flow,
including use of $47 million
in tax benefits
Significant market
share/sales growth
opportunity
Strong, debt-free balance
sheet

8 Our Current Casual Male XL Stores

9 What Our Customer Wants Large changing rooms More brand selections Suggested wardrobe solutions Wide aisles One-stop shopping Bright atmosphere On-site tailoring

2010

DXL

DXL

2011

January-December 2012

DXL MENS APPAREL

10 Opened 4 DXL concept stores Opened 31 DXL stores Opened 12 DXL stores Opportunity for accelerated growth and profitability Responding with DestinationXL ®

CASUAL MALE XL
DXL DESTINATIONXL
CASUAL MALE XL
CASUAL MALE XL
Lake Michigan
Chicago
Des Plaines
Schaumburg
Elk Grove Village
Mount Prospect
Palatine
Bloomingdale
Rosemont
Skokie
Elmhurst
Oak Park
Lombard
Oak Brook
Streamwood
Hanover Park
Bensenville
Niles
Park Ridge
Glen Ellyn
Geneva
Batavia
Fermi National Accelerator
Elgin
Carpentersville
Wheeling
Northbrook
Glencoe
Morton Grove
Lincolnwood
Melrose Park
Franklin Park
Elmwood Park
River Grove
Addison
Villa Park
Warrenville
Wood Dale
Roselle
Bartlett
South Elgin
Wayne

DXL
Schaumburg, IL
0.9 miles
9451 Schaumburg, IL
9183 Niles, IL
11.4 miles
9512 Bloomingdale, IL
11.2 miles

Market Consolidation to DXL
Chicago Metro
Chicago Metro
Customers are willing to drive up to 20 miles

Average
Store size 3,400 sq. ft. 8,000 sq. ft.
Sales per sq. ft. $166
$175 ($229 by 2016)
Build out costs $50 $70
Occupancy costs $30 $30
Dollars per
transaction
$101 $142
Style choices 600 2,000
Private label brands 10 15
Name brands 8 30
Casual Male XL vs. DestinationXL
®

POLO RALPH LAUREN

MICHAEL KORS

Tommy Bahama

TOMMY HILFIGER

Calvin Klein

JOHNSTON & MURPHY

NAUTICA

LACOSTE

13 Large Selection of Name Brands

WHERE
MEN'S
APPAREL
BEGINS AT
XL
DXL
DESTINATIONXL

14

15

16

ROCKPORT
HUSH PUPPIES
COLE HAAN
HUSH
CLARKS
Cole Haan
UNLISTED

17

18

19

DXL Comps Reflect Growth Opportunity
*Total CMRG Comparables include all stores and direct channel
10 stores
14.5%
14 stores
9.0%
14 stores
12.8%
20 stores
16.3%
29 stores
17.1%
31 stores
13.8%
0.7% 0.8%
2.1%
2.0%
2.0%
1.5%
0.0%
5.0%
10.0%
15.0%
20.0%
Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 Q3 2012
DXL Comparables Total CMRG Comparables*

Comparable Sales Definition
•
Comparable sales for all periods include retail stores that have been open for at least one full fiscal year.
•
Stores that have been remodeled, expanded or re-located during the period also are included in determination of comparable sales.
•
Most DXL stores are considered relocations and comparable to all closed stores in each respective market area.
•
Direct businesses are included in the calculation since CMRG is a multi-channel retailer.

Compelling DXL Returns
Better leveraging of expenses --
occupancy, labor productivity and
local/district management
Projecting higher 4-wall profits
than combined profits of individual
stores
Targeting between 25%-30% store
operating margin
Potential to capture additional
market share
Opportunity to improve
operating margins
Expect to significantly increase
margins after the transition to DXL
is complete
Attract new customers
Better cross-selling environment
to capture greater share of apparel
wallet from existing customers
Expect greater store productivity
and profitability

Accelerated DXL Openings
2015 Store Count Target
DestinationXL ® 225-250
Casual Male XL
Outlet
~50
Rochester Clothing 5
Accelerated rollout based on
success of DXL stores in 2011
0
50
100
150
200
250
300
350
400
450
500
2010 2011 2012 2013 2014 2015
Total Stores:
(460)
(450)
(413)
(350)
(309)
(280-305)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1%
4%
32%
50%
71%
84%
89%
Projected Penetration Growth
2010
2011
2012
2013
2014
2015
2016

24 DXL Sales Increase as % of Total Revenue * DXL sales include direct sales via the DXL website.

2012
Commence new marketing strategy
Open 32 DXL stores / Close 69 CMXL stores
Operating margins in the range of 4% - 5%
CapEx expected to be $35M
2013
Open 60 DXL stores / Close 120 CMXL stores
Operating margins in the range of 4%-5%
Lease exit and asset impairment charges in the the
range of $8-$12M
CapEx expected to peak at $45M
2014
Open 60 DXL stores / Close 100 CMXL stores
Operating margins in the range of 5% - 6%
Lease exit and asset impairment
charges in the range of $5-$7M
CapEx expected to
be $40M
Accelerated Rollout of DXL
* Net of subleases
*
*
2012
2012
-
-
2014
2014

Accelerated Rollout of DXL
* Net of subleases
2015
Complete rollout with 225 - 250 opened DXL stores and Closure of remaining 60
Casual Male XL anchor stores
Operating margins gain traction and increase to 8% - 9%
(from 4.2% in ‘11)
CapEx expected to be approximately $35M
Lease exit and asset impairment charges in the range
of $2-$4M*
2012
2012
-
-
2014
2014
2015
2015

2016
Full benefit of DXL concept drives revenue >$600M
Open average of 10 DXL stores per year
Approximately 50 CMXL outlet stores and
5 Rochester Clothing stores remain open
Operating margins >10%
Accelerated Rollout of DXL
Generating free cash flow in the range of $55
2016
2016
2015
2015
2012 -
2012 -
2014
2014
-$65M

DXL Customer Purchase Funnel*
Addressable Population
Aware of DXL
Visiting DXL
Purchasing
from DXL
Repeat
DXL’s addressable market is primarily men with over 40” waist
Awareness of DXL is low across its markets,  directly impacting ability to attract new customers
Of those aware of DXL, only 8% are visiting the store
73% of those that visit the store make a purchase
89% of those that make a purchase
intend to return
*Based on consumers’ stated responses per L.E.K’s survey within DXL markets
Source: L.E.K analysis
Increased Awareness = Opportunity

Launched DestinationXL
rebranding initiative
Engaged
advertising firm
Hired Chief Marketing
Officer in June 2012
Identified
target customers
Began developing
marketing strategy
Developed balanced
marketing budget
Raising DestinationXL
®
Awareness

Opportunity to Grow Market Share
•
Capture greater wallet share with DXL concept
–
Expansive selection blending private label/name brand apparel
–
Appealing shopping environment
–
Opportunity to grow clothing business with more complete solution
•
Attract a broader customer audience with one-stop-shop
•
Target “end-of-rack” customers
–
42”-46” waist size
–
Younger than traditional Casual Male customer
–
65% of B&T market / 20% of current sales
–
Adding regular XL/XLT size in 2013
•
Paradigm shift in marketing improves awareness
•
Improve direct business with new website

Financial Performance 31

Sales and Gross Margin
Strong gross margins provide opportunity for
significant sales leverage
$465.4
$464.1
$444.2
$395.2
$390.0
$397.7
$284.8
44.5%
44.4%
42.7%
44.2%
44.9%
47.0%
46.1%
38%
40%
42%
44%
46%
48%
50%
$0
$100
$200
$300
$400
$500
2006 2007 2008 2009 2010 2011 2012 YTD
Revenue ($ mm)

* Before impairment charge of $23.1m
Operating Margin & Comparable Sales
Focus on improving operating margins
through greater DXL sales
2.2%
4.2%
5.5%
2.3%
(1.3)%
2.0%
4.1%
4.2%
2.4%
(15%)
(10%)
(5%)
0%
5%
10%
15%
2004 2005 2006 2007 2008 2009 2010 2011* 2012 YTD
CMRG Annual Historic Operating Margin
4.4%
4.5%
9.0%
2.0%
(1.3)%
(10.8)%
1.5%
2.1%
1.5%
(15%)
(10%)
(5%)
0%
5%
10%
15%
2004 2005 2006 2007 2008 2009 2010 2011 2012
YTD
CMRG Historical Annual Comp Sales

Strict Expense Management
$28.6
$30.9
$34.4 $34.1
$19.1 $19.0 $19.6
$13.6
$151.9
$168.8
$178.1 $178.1
$151.0
$150.9
$154.8
$113.1
36.0%
36.7%
38.4%
42.7%
38.2%
38.3%
38.9%
39.7%
30.0%
33.0%
36.0%
39.0%
42.0%
45.0%
$0
$50
$100
$150
$200
2005 2006 2007 2008 2009 2010 2011 2012 YTD
($ mm)
Marketing Expense Total SG&A SG&A as a Percentage of Sales

2007 2008 2009 2010 2011
Q3
2012
$117.8M $98.6M $90.0M $92.9M $104.2M $116.1M
$41.0M $38.7M $3.5M - - $7.6M
- - - $4.1M $10.4M $5.2M
$17.3M $12.5M $7.6M - - -

Strong Debt-Free Balance Sheet
Inventory
Borrowing under
revolver
Cash on hand
Fixed term loan

*Free cash flow is defined as cash flow from operating activities, less capital expenditures and discretionary store asset acquisitions.

$(13.6)
$(9.7)
$7.6
$26.2
$10.0
$5.4
$(12.9)
$22.7
$21.4
$12.6
$4.6
$9.0
$18.0
$21.3
($20)
($10)
$0
$10
$20
$30
($20)
($10)
$0
$10
$20
$30
2006 2007 2008 2009 2010 2011 2012 YTD
($ mm)
Free Cash Flow CAPEX
Free Cash Flow
*
and CapEx

Why Invest in CMRG?
•
Accelerated conversion to DXL concept creates compelling
investment opportunity
–
Investment to be funded by operating cash flow
•
Leader in large and growing B&T market
•
Strong gross margins
•
Ability to greatly improve operating margins
•
Three-year $150M investment in DXL rollout to be funded
by free cash flow, including use of $47 million in tax benefits
•
Significant market share/sales growth opportunity
–
Goal of increasing share from 11% to 17.5%-20% by 2015
–
Increasing DXL brand awareness
–
Expanding customers to include “end-of-rack”
–
Improving direct sales business
•
Strong, debt-free balance sheet

For additional information: Jeffrey Unger Casual Male Retail Group, Inc. V. P. Investor Relations 561-482-9715 Office 561-543-9806 Cell jeffunger@usa.net www.destinationxl.com 38